UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 9, 2006

                                 REMOTEMDX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23153

                     Utah                                    87-0543981

        (State or other jurisdiction of             (IRS Employer Identification

                incorporation)                                 Number)

                           150 West Civic Center Drive
                                    Suite 400
                                Sandy, Utah 84070
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 563-7171

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
Item 3.02         Unregistered Sales of Equity Securities

         On November 9, 2006, RemoteMDx, Inc. (the "Company"), closed a private placement of shares of its common stock. The Company sold 3,000,000 shares of its common stock (the "Shares"), at a purchase price of $2.00 per share, for aggregate proceeds to the Company of $6,000,000. The Company also issued warrants (the "Warrants") to purchase up to an additional 7,000,000 shares of the Company's common stock.

         The investor was VATAS Holding GmbH.

         The Company intends to use the proceeds from the sale of the Shares and the Warrants for general corporate and working capital purposes.

         In connection with the sale of the Shares and the Warrants, the Company granted registration rights to the purchaser, in connection with which the Company agreed to file a registration statement to register the resale of the Shares and shares underlying the Warrants by the purchaser not later than 10 days after the Company files its annual report for the year ended September 30, 2006. The Company also agreed to use its best efforts to have the registration statement declared effective within 30 days of the filing, and to respond within ten days to any comments from the Securities and Exchange Commission. In the event that the Company does not (a) have the registration statement filed by the filing deadline, (b) respond within ten days to any SEC comments, or (c) have the registration statement effective within 100 days of the filing, the Company is required to pay a 5% penalty to the investor.

         The  Shares  sold  in  the  private   placement   were  issued  without
registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.

ITEM 9.01.   Financial Statements and Exhibits

         (a)      Financial Statements

         None

         (b)      Exhibits


         10.1     Securities Purchase Agreement, dated as of November 9, 2006.

         99       Press Release dated November 13, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REMOTEMDX, INC.




                                     By: /s/ Michael G. Acton
                                        --------------------------------------
                                     Michael G. Acton, Chief Financial Officer

Date: November 13, 2006